Schedule 14a
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)
                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [__]


                        AMERIRESOURCE TECHNOLOGIES, INC.
                (Name of Registrant as Specified in Its Charter)

                        AMERIRESOURCE TECHNOLOGIES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Check the appropriate box:
[ ]Preliminary Proxy Statement
[_]Confidential,for Use of the Commission Only(As permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[_]Definitive Additional Materials
[_]Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

Payment of Filing Fee (Check appropriate box):
[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1)   Title of each class of securities to which transaction applies: __________
2)   Aggregate number of securities to which transaction applies: _____________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Setforth the amount on which the filing fee is calculated and state how it was determined):_____________
4)   Proposed maximum aggregate value of transaction: _________________________
5)   Total fee paid: _________________________________
[_] Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
      0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)    Amount Previously Paid: _________________________________
2)    Form, Schedule or Registration Statement. No.: ___________________________
3)    Filing Party: _________________________________
4)    Date Filed: _________________________________

Definitive Proxy Statement                                        July 22, 1999

--------------------------------------------------------------------------------


                        AMERIRESOURCE TECHNOLOGIES, INC.
                               9319 SANTA FE DRIVE
                           OVERLAND PARK, KANSAS 66212


                 --------------------------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 1999

                 --------------------------------------------


To Our Shareholders:

A special meeting of shareholders of AmeriResource Technologies, Inc. will be held on August 30, 1999 at 8:00 a.m. local time at the Company's offices, 9319 Santa Fe Drive, Overland Park, Kansas, for the following purposes:

     1. PROPOSAL NO. 1: To elect two directors (Delmar Janovec and Rod Clawson to the Company's board of directors, each to serve until the next annual meeting of the shareholders or until their respective successors are elected and qualified;

     2. PROPOSAL NO. 2: To consider and vote on a proposed amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's common stock from 500,000,000 to 1,000,000,000 shares;

     3. PROPOSAL NO. 3: To ratify the selection of Crouch, Bierwolf & Chisholm, Salt Lake City, Utah, as the Company's independent auditors for the fiscal year ending December 31, 1999;

     4. PROPOSAL NO. 4: To transact such other business as may properly come before the meeting.

The complete text of these proposals and the reasons your directors have proposed their adoption are contained in the attached Proxy Statement. We urge you to study them carefully. Whether or not you plan to attend in person, we urge you to sign, date and return the accompanying Proxy at your earliest convenience.

PROMPT RETURN OF YOUR PROXY WILL REDUCE THE COMPANY'S EXPENSES IN THIS MATTER. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE NOMINEES AND "FOR" THESE PROPOSALS. YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. TO BE SURE THAT YOUR SHARES WILL BE VOTED AT THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY. THIS WILL NOT PREVENT YOU FROM ATTENDING AND VOTING YOUR SHARES IN PERSON, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

Only shareholders of record as shown on the books of the Company at the close of business on July 12, 1999 (the "Record Date") will be entitled to receive notice of, or vote at, the special meeting. A list of the Company's shareholders entitled to notice of, and to vote at, the special meeting will be made available during regular business hours at the Company's corporate offices at 9319 Santa Fe Drive, Overland Park, Kansas.

                       BY ORDER OF THE BOARD OF DIRECTORS



                                            Delmar Janovec,
                                            Chairman and CEO

--------------------------------------------------------------------------------

Definitive Proxy Statement                                        July 22, 1999

                                      PROXY
                        AMERIRESOURCE TECHNOLOGIES, INC.
                SPECIAL MEETING OF SHAREHOLDERS, AUGUST 30, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Delmar Janovec, Chief Executive Officer of AmeriResource Technologies, Inc. (the "Company") as proxy, with full power of substitution, to vote, as directed below, all shares of the Company's Common Stock held of record by the undersigned as of July 12, 1999, at the Special Meeting of the Company's shareholders to be held at 9319 Santa Fe Drive, Overland Park, Kansas, on August 30, 1999, at 8:00 a.m. local time and at any adjournments thereof.

         This proxy, when properly signed and returned to the Company, will be voted in the manner directed by the undersigned shareholder. If no direction is given, this proxy will be voted FOR all proposals. The Board of Directors recommends voting FOR all proposals.

         1. Proposal to elect the following to the Company's board of directors, to serve until the next annual meeting of the shareholders or until their respective successors are elected and qualified:
                  A.       Delmar Janovec;
                           FOR [___]      AGAINST [___]      ABSTAIN [___]
                  B.       Rod Clawson;
                           FOR [___]      AGAINST [___]      ABSTAIN [___]
         2. Proposal to approve an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of common stock from 500,000,000 to 1,000,000,000 shares;
                           FOR [___]      AGAINST [___]      ABSTAIN [___]
         3. Proposal to ratify the selection of Crouch, Bierwolf & Chisholm, Salt Lake City, Utah, as the Company's independent auditors for the fiscal year ending December 31, 1999;
                           FOR [___]      AGAINST [___]      ABSTAIN [___]
         4. The Company does not anticipate that any matter will be considered at the special meeting other than the proposals described above. However, if any other matter should properly come before the meeting, the Proxy is authorized to vote on such matter according to his/her best judgment.
                           FOR [___]      AGAINST [___]      ABSTAIN [___]

================================================================================
Please sign exactly as your name appears on your stock certificate. If shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee, or guardian, please give full title. If a corporation or partnership, please give full entity name and sign by President, authorized officer, or other authorized person. If your shares are held at a brokerage house, please indicate its name.
================================================================================


-------------------------------------   ---------------------------------------
Signature                               Signature (if held Jointly)

-------------------------------------   ---------------------------------------
Print Name (and title, if applicable)   Print Name (and title, if applicable)

-------------------------------------   ---------------------------------------
Number of Shares                        Class of Stock:Common Preferred (A)or(B)

-------------------------------------   ---------------------------------------
Name of Brokerage House (if any)        Date

================================================================================
IMPORTANT -- PLEASE SIGN AND RETURN PROMPTLY. NO STAMP IS REQUIRED IF YOU USE THE ENCLOSED ENVELOPE AND MAIL IT WITHIN THE UNITED STATES.
================================================================================

                        AMERIRESOURCE TECHNOLOGIES, INC.
                               9319 SANTA FE DRIVE
                          OVERLAND PARK, KANSAS, 66212


              -----------------------------------------------------


                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 30, 1999

              -----------------------------------------------------


                                 PROXY STATEMENT

              -----------------------------------------------------



         This  Proxy   Statement   is  being   furnished  to   shareholders   of
AmeriResource Technologies, Inc., a Delaware corporation (the "Company"), in connection with soliciting proxies on behalf of the Company's Board of Directors, to be voted at a special meeting of shareholders to be held at 8:00 a.m. on August 30, 1999 at the Company's office at 9319 Santa Fe Drive, Overland Park, Kansas, telephone number (913) 341-2738. This Proxy Statement and Proxy form are expected to be mailed to shareholders on or about July 19, 1999.

         Only the Company's shareholders of record as of the close of business on July 12, 1999 will be entitled to vote at the special meeting or at any adjournment thereof. The solicitation of proxies will be by mail. The Company will not solicit proxies personally, by telephone or by facsimile; however, the Company may make a request by telephone, facsimile, or mail strictly limited to confirming receipt of the proxy materials and requesting the shareholder to sign and return the proxy solicited by this statement. The Company does not expect to pay compensation to any party other than its employees and consultants (and then only their regular salaries plus expenses) for the solicitation of proxies, but may reimburse brokers, custodians, nominees and fiduciaries for the expense of forwarding solicitation material and proxies to beneficial owners of their outstanding stock. The cost of soliciting proxies, not expected to exceed $15,000, will be borne by the Company.

         When proxies are returned to the Company, properly signed and not revoked, they will be treated as follows: If the proxy is signed with a preference indicated, the shares represented thereby will be voted accordingly. Proxies that are signed by shareholders but lacking any specific preference will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of electing as directors the nominees listed in this Proxy Statement. The Company does not anticipate that any matter will be considered at the special meeting other than the proposals described in the Notice of Meeting, but if any other matter should properly come before the meeting, Mr. Janovec intends to vote or act upon such matter according to his best judgment. A shareholder giving a proxy may revoke it at any time before it is voted at the special meeting by executing a proxy bearing a later date or by written revocation addressed to the Corporate Secretary of the Company, at the Company's principal office at 9319 Santa Fe Drive, Overland Park, Kansas, 66212. A shareholder who attends the special meeting may, if desired, revoke a previously executed proxy by voting a ballot at the special meeting. The Board of Directors recommends a vote FOR all the proposals and nominees discussed in this Proxy Statement.

SHARES OUTSTANDING AND VOTING RIGHTS

         At the close of business on July 12, 1999, the record date for deter-mining shareholders eligible to vote at the special meeting, the Company had issued and outstanding 494,061,312 shares of common stock, par value $0.0001 per share (the "Common Stock"). Holders of the Common Stock are entitled to one vote per share on all issues proposed at the special meeting. On the same date, the Company had issued and outstanding 2,291,275 shares of Series A preferred stock and 777,012 shares of Series B preferred stock (collectively, the "Preferred

Definitive Proxy Statement                                        July 22, 1999

Stock"). Each share of Preferred Stock may be converted into one share of common stock. Both types of Preferred Stock (either Series A or B) have equal voting rights. Holders of shares of Preferred Stock are entitled to one vote per share on all matters on which the holders of Common Stock are entitled to vote.

         A majority of the Company's issued and outstanding Common Stock as of the record date must be represented in person or by proxy at the special meeting in order to constitute a quorum for conducting business. Any shares which abstain from voting will be counted for the purpose of determining a quorum but will not be counted in calculating votes for a proposal or nominee. Broker non-votes will not be counted either for determining a quorum or for calculating the vote on any proposal. Directors shall be elected by a plurality of the votes of the shares present at the special meeting in person or by proxy. Any amendment to the Certificate of Incorporation (e.g., to increase authorized shares) shall be adopted upon receiving the affirmative vote of the holders of a majority of the Company's stock entitled to vote on the matter. The other proposals shall be adopted upon receiving the affirmative vote of a majority of the shares present at the special meeting in person or by proxy.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 1
                 ELECTION OF NOMINEES TO THE BOARD OF DIRECTORS

--------------------------------------------------------------------------------

         The Board of Directors recommends and endorses each of the individuals named below for election as a director of the Company. If elected, such individuals will serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. All nominees are members of the present Board of Directors.

         The by-laws of the Company, as amended, provide that the Board shall consist of at least two members. The Board of Directors has determined that there will be two directors of the Company elected at the special meeting.

         The Company's directors are not compensated for attending any meeting of the board of directors.

         The Board of Directors has not established audit, compensation, or nominating committees or any committees performing similar functions.

         For each of the two director positions to be filled by election at the special meeting, the nominee will become (or remain) director who receives the affirmative vote of a plurality of the votes of the shares present at the special meeting (either in person or by proxy) and entitled to vote on this proposal.

         The Board recommends a vote FOR each of the nominees listed below. If before the special meeting the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have been voted for such nominee will be voted for a substitute nominee as selected by the Board. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Nominees

         The following information has been furnished to the Company by the respective nominees for director.

           Name                   Age                 Position(s) and Office(s)
        --------------           -----              ---------------------------
        Delmar Janovec            49                Chairman, CEO, and Director
        Ron Clawson               42                Director

Delmar A. Janovec has served as a director of the Company since May 12, 1994. On June 27, 1994, he was appointed President and CEO of the Company. Mr. Janovec, who is a descendant of the Mdewskanton Wahpakoota and Sisseton-Wahpeton bands

Definitive Proxy Statement                                        July 22, 1999

     of the Sioux American Indian Tribe, has over twenty years of experience in the construction industry as a general foreman, superintendent, project manager, and estimator. For the past fifteen years, he has been the owner and CEO of Tomahawk Construction Company, a subsidiary of the Company. Mr. Janovec attended undergraduate studies at Kansas State University.

     Rod Clawson has been with the Company since October 1, 1993. Since May of 1995, he has served as Vice President of the Company and President of KLH Engineers & Constructors, Inc., the Company's engineering subsidiary. On August 10, 1995, Mr. Clawson was made a director of the Company. Before his appointment as an officer of the Company, Mr. Clawson served as the Company's Director of Marketing. Before joining KLH, Mr. Clawson worked as a manager for other engineering and industrial companies. Mr. Clawson is a graduate of Regis University.

     No compensation exceeding $100,000 was awarded to, earned by, or paid to any executive officer of the Company during the years 1996 to 1998, with the possible exception of Delmar Janovec, the Company's CEO for that time. The following table and accompanying notes provide summary information for each of the last three fiscal years concerning cash and non-cash compensation paid to or accrued by Mr. Janovec.

                                            SUMMARY COMPENSATION TABLE

                                       Annual Compensation                             Long Term Compensation
                                                                                Awards                      Payouts
                                                                      Restricted     Securities
                                                      Other Annual       Stock       Underlying      LTIP        All Other
Name and Principal              Salary      Bonus     Compensation     Award(s)       Options      payouts      Compensation
Position              Year        ($)        ($)          ($)             ($)         SARs(#)        ($)            ($)

Delmar Janovec,       1998      81,000(1)     -            -              -               -          -             -
    Chief Executive   1997      81,000        -            -              -               -          -             -
    Officer; Director 1996      67,500(2)     -            -              -               -          -             -


Required Vote

     Directors shall be elected to the Board of Directors by receiving a plurality of the votes of the shares present at the special meeting in person or by proxy and entitled to vote thereon.

--------------------------------------------------------------------------------

                                 PROPOSAL NO. 2
            APPROVAL OF AN AMENDMENT TO THE COMPANY'S CERTIFICATE OF
                 INCORPORATION, INCREASING AUTHORIZED SHARES OF
                 COMMON STOCK FROM 500,000,000 TO 1,000,000,000

--------------------------------------------------------------------------------

        The Board of Directors unanimously recommends the approval of an amendment to Article Four of the Company's Certificate of Incorporation, which would increase in the number of shares of Common Stock which the Company is authorized to issue from 500,000,000 to 1,000,000,000.

     The Board of Directors determined that this amendment is advisable and should be considered at the special meeting to be held August 30, 1999. The full text of the proposed amendment to the Certificate of Incorporation is set forth below. The Company is also currently authorized to issue 10,000,000 shares of preferred stock, par value

----------
(1) Accrued; $0.00 actually paid or received.

(2) $67,500 actually paid; another $13,500 was accrued but not yet paid or received.

Definitive Proxy Statement                                        July 22, 1999

$.001 per share. The proposed amendment will not affect this authorization. No preemptive rights are available in connection with the Common Stock. Pursuant to the by-laws of the Company, no shareholder has the right to cumulative voting of their shares.

Purposes and Effects of the Proposed Increase in the Number of Authorized Shares of Common Stock

     The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 500,000,000 to 1,000,000,000. The additional 500 million shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. At July 12, 1999, there were 494,061,312 shares of Common Stock issued and outstanding.

     The Board of Directors believes it is desirable to increase the number of shares of Common Stock the Company is authorized to issue in order to provide the Company with adequate flexibility in the future, to satisfy reserve requirements for its convertible preferred stock, and for general corporate purposes. The additional Common Stock would be available for sale to raise capital, for issuance to consultants, or for any other lawful corporate purpose in the discretion of the Board of Directors. Such purposes may include paying the necessary obligations, expenses and salaries of the Corporation. In the past two fiscal years, the Company's revenues have not been sufficient to pay all of its operating expenses. In the past, the Company has used its Common Stock to pay certain of its basic operating expenses to remain in business. In order to continue to meet its basic operating expenses, the Company will require additional Common Stock. The Company has previously issued 494,061,312 of its 500,000,000 authorized shares; therefore, it is necessary to increase the number of shares the Company is authorized to issue so that additional stock can be generated to meet its operating expenses. Such additional stock will be a very important part of continuing the operations of the Company. The Company has no present commitments, agreements, or intent to issue additional shares of Common Stock, other than with respect to currently reserved shares, in connection with the proposed amendment except for transactions in the ordinary course of the Company's business, or shares which may be issued under the Company's stock option or other existing employee benefit plans.

     Under Delaware law, the proposed amendment for an increase in the number of shares the Company is authorized to issue cannot take effect unless shareholders approve it. The proposed amendment to Article Four would permit the issuance of additional shares up to the new 1 billion maximum authorization without further action or authorization by shareholders (except as may be required in a specific case by law or the Nasdaq Stock Market rules). The holders of the Company's Common Stock are not entitled to preemptive rights or cumulative voting. Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of Shareholders. The proposed increase in the number of shares of Common Stock the Company is authorized to issue is not intended to inhibit a change in control of the Company. The availability for issuance of additional shares of Common Stock could discourage, or make more difficult, efforts to obtain control of the Company. For example, the issuance of shares of Common Stock in a public or private sale, merger, or similar transaction would increase the number of outstanding shares, thereby possibly diluting the interest of a party attempting to obtain control of the Company. The Company is not aware of any pending or threatened efforts to acquire control of the Company.

     The Board of Directors therefore unanimously recommends a vote FOR approval of the amendment to the Company's Certificate of Incorporation to increase from 500,000,000 to 1,000,000,000 the number of shares of Common Stock the Company is authorized to issue.

Text of Proposed Amendment

     If approved, Article 4 of the Company's Certificate of Incorporation would be amended to read as follows:

Definitive Proxy Statement                                        July 22, 1999

  4. The aggregate number of shares which this corporation shall have authority to issue is One Billion (1,000,000,000) shares of $.0001 par value each, which shares shall be designated "Common Stock;" and Ten Million (10,000,000) shares of $.001 par value each, which shares shall be designated "Preferred Stock" and which may be issued in one or more series at the discretion of the board of directors. In establishing a series the board of directors shall give to it a distinctive designation so as to distinguish it from the shares of all other series and classes, shall fix the number of shares in such series, and the preferences, rights and restrictions thereof. All shares of any one series shall be alike in every particular except as otherwise provided by this Certificate of Incorpora-tion or the General Corporation Law of Delaware.

Required Vote

     Approval of the proposed amendment requires the affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class. All common shares which are entitled to vote and which are represented at the meeting by properly executed proxies before or at the meeting, and not revoked, will be voted at the meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated on a signed proxy, such proxies will be voted FOR approval of the proposed amendment.


--------------------------------------------------------------------------------


                                 PROPOSAL NO. 3
            RATIFICATION OF BOARD'S SELECTION OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------


     There were no disagreements between the previous accountant and the Company on any matter of accounting principles, financial statement disclosure or auditing scope or procedure.

     On April 15, 1999, Crouch, Bierwolf & Chisholm of Salt Lake City, Utah, audited the balance sheet of AmeriResource Technologies, Inc. and subsidiaries as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for the years ended December 31, 1997 and 1998. There were no disagreements between the previous accountant and the Company on any matter of accounting principle, financial statement disclosure or auditing scope or procedure.

    Crouch, Bierwolf & Chisholm conducted their audit in accordance with generally accepted auditing standards. Those standards require that they plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

     The Company expects that a representative of Crouch, Bierwolf & Chisholm will attend the special meeting and will be able to make a statement, if he or she desires to do so, and answer appropriate questions.

      The Board of Directors selected Crouch, Bierwolf & Chisholm because of their familiarity with the firm. Based on reports of the experiences of the Company's previous in-house attorney, Michael Cederstrom, with this firm, the Board of Directors believes that Crouch, Bierwolf & Chisholm is well qualified to serve as the Company's independent auditors. Neither the Company nor any other person has consulted Crouch, Bierwolf & Chisholm on the application of accounting principles to a specific completed or contemplated transaction involving the Company, or the type of audit opinion that might be rendered on the Company's financial statements.

     The Board recommends a vote FOR ratification of Crouch, Bierwolf & Chisholm as independent auditors for the fiscal year ending December 31, 1999. Although it is not required to do so, the Board of Directors wishes to

Definitive Proxy Statement                                        July 22, 1999

submit the selection of Crouch, Bierwolf & Chisholm to the shareholders for ratification. If the selection of Crouch, Bierwolf & Chisholm is not ratified, the Board of Directors will reconsider its selection.

     Approval of this Proposal requires the affirmative vote of a majority of the shares present at the special meeting in person or by proxy.

                SHAREHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

     Shareholder proposals to be presented in the proxy materials relating to the next annual meeting of shareholders must be delivered to the Corporate Secretary at the Company's offices at 9319 Santa Fe Drive, Overland Park, Kansas, 66212, on or before September 30, 1999.

                                  OTHER MATTERS

     The Company does not know of any matters that will be considered at the special meeting other than the proposals described in this Proxy Statement. However, if any other matters properly come before the special meeting, or any of its adjournments, the proxy holder intends to vote the shares represented by the proxies according to his best judgment.

     In order to assure the presence of the necessary quorum, please date, sign, and promptly return the enclosed proxy in the envelope provided. No postage is required if mailed in the United States. The signing of a proxy by no means prevents you from attending the meeting and voting your shares in person.

                          ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's annual report on Form 10-KSB is available online through the SEC's EDGAR database located at www.sec.gov. The Company will provide without charge to each shareholder of record as of July 12, 1999, upon the written request of such person, a copy of the Company's Form 10-KSB for the year ending December 31, 1998. A copy of any exhibit to the Company's Form 10-KSB may also be obtained from the Company upon written request accompanied by a check in the amount of $5 for each such exhibit requested. Such written requests should be sent to the attention of the Corporate Secretary at the Company's principal office at 9319 Santa Fe Drive, Overland Park, Kansas, 66212.

                       By order of the Board of Directors,


                                             /s/ Delmar Janovec
                                            ----------------------
                                            Delmar Janovec, Chairman and CEO
                                            Overland Park, Kansas
                                            July 6, 1999

Definitive Proxy Statement                                         July 22, 1999

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the ownership of the Company's Common Stock as of May 14, 1999, with respect to: (i) each person known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock; (ii) all directors; and (iii) directors and executive officers of the Company as a group. As of May 14, 1999, there were 494,061,312 shares of Common Stock issued and outstanding.


        Common Stock,         Name and Address of                               Amount of        Percent of
  Class A Preferred Stock,    Beneficial Owner                                 Beneficial           Class
  Class B Preferred Stock.                                                     Ownership*
----------------------------- --------------------------------------------  -----------------  ---------------

                            Executive Officers and Directors
Common Stock                Delmar Janovec, CEO and Director                     44,000,000       9.3%
                              8021 Hallet, Lenexa, Kansas 66215
Common Stock                Dustan Shepherd, President                           25,000,000       5.3%
                              12804 West 121st Terrace
                              Overland Park, Kansas 66213

Common Stock                Rod Clawson, Director                                13,700,000       2.9%
                              268 West 400 South, Suite 300
                              Salt Lake City, Utah 84101

Common Stock                Directors and Executive Officers as a                82,700,000       17.5%
                              Group (3 individuals)

Class A Preferred Stock     Delmar Janovec, CEO and Director                      2,160,000       94.3%
                              8021 Hallet, Lenexa, Kansas 66215

Class B Preferred Stock     Delmar Janovec, CEO and Director                        600,000       77.2%
                              8021 Hallet, Lenexa, Kansas 66215

Class B Preferred Stock     Tibor L. Nemeth                                         177,012       22.8%
                              165 North Aspen Avenue
                              Azusa, California 91702